EXHIBIT 10-Y
------------
(Carlyle-XIV)


           FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT
          OF LIMITED PARTNERSHIP OF 1090 VERMONT AVENUE, N.W.
                    ASSOCIATES LIMITED PARTNERSHIP

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF 1090 VERMONT AVENUE, N.W. ASSOCIATES LIMITED PARTNERSHIP ("Amendment") is made this 29th day of May, 1998 by and among Carlyle Real Estate Limited Partnership-XIV, an Illinois limited partnership ("Carlyle"), The John Akridge Company, a Virginia corporation ("JACo"), John E. Akridge, III, an individual ("JEA"), Henry E. Bowden, an individual ("Bowden"), Vermont & L Ltd., a District of Columbia limited partnership ("V&L"), Alan W. Wasserbach, an individual ("Wasserbach"; Carlyle, JACo, JEA, Bowden, V&L, and Wasserbach are sometimes hereinafter referred to collectively as the "Partners"), and TMF 1090 LLC, a Delaware limited liability company ("TMF 1090"), as the newly admitted general and limited partner hereunder.

     WHEREAS, the Partners are partners in 1090 Vermont Avenue, N.W. Associates Limited Partnership, a District of Columbia limited partnership (the "Partnership");

     WHEREAS, the Partners entered into that certain Amended and Restated Agreement of Limited Partnership of 1090 Vermont Avenue, N.W. Associates Limited Partnership dated as of September 26, 1984 ("Partnership
Agreement") in connection with certain real property located at 1090 Vermont Avenue, N.W., in Washington, D.C. as more particularly described in the Partnership Agreement;

     WHEREAS, JACo has a right to acquire all of Carlyle's partnership interests in the Partnership pursuant to that certain Letter Agreement by and between Carlyle and JACo dated May 29, 1998 (the "Purchase Agreement");

     WHEREAS, concurrently herewith JACo is assigning all of its right, title and interest in and to the Purchase Agreement to TMF 1090 pursuant to that certain Assignment of Partnership Interest Purchase Agreement by and between JACo and TMF 1090 dated May 29, 1998;

     WHEREAS, Carlyle desires to withdraw as a general partner and as a limited partner from the Partnership; and

     WHEREAS, the Partners desire to admit TMF 1090 to the Partnership.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. All capitalized terms used but not defined herein shall have the meanings set forth in the Partnership Agreement.

     2. Pursuant to Section 7.5 of the Partnership Agreement, Carlyle and JACo as the General Partners hereby consent to the withdrawal of Carlyle from the Partnership as a general partner and as a limited partner, and hereby agree that effective as of the date hereof, Carlyle shall no longer be a General Partner or Limited Partner of the Partnership.

     3. TMF 1090 is hereby admitted as a General Partner and as a Limited Partner of the Partnership and shall have all the rights, obligations and responsibilities of Carlyle arising or accruing after the date hereof under the Partnership Agreement granted to a General Partner or Limited Partner, respectively. Any references to Carlyle in the Partnership Agreement with respect to the period from and after the date hereof shall be deemed to mean TMF 1090 as admitted to the Partnership hereunder.

     4. TMF 1090 hereby accepts the rights, responsibilities and obligations of Carlyle arising or accruing after the date hereof under the Partnership Agreement and agrees to assume and to be bound by the terms thereof.

     5. This Amendment is being entered into pursuant to the Purchase Agreement. The covenants, agreements, representations, warranties and limitations provided in the Purchase Agreement are hereby incorporated herein by this reference as if herein set out in full, shall survive the closing of the transaction contemplated in the Purchase Agreement (subject to the limitations provided therein) and shall inure to the benefit of and shall be binding upon JACo and TMF 1090, on the one hand, and Carlyle, on the other hand, and their respective successors and assigns.

     6. Except as modified herein, all terms, covenants and conditions of the Amendment shall remain in full force and effect. All references in the Partnership Agreement to the "Agreement" or "this Agreement" shall be deemed to refer to the Partnership Agreement as amended by this Amendment. In the event of any conflict between the terms and provisions of the Partnership Agreement and this Amendment, this Amendment shall prevail. This Amendment may be executed in counterparts, each of which when taken together shall constitute one and the same agreement.




                     [signatures begin next page]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day first above written.

                            EXISTING GENERAL PARTNERS

                            CARLYLE REAL ESTATE LIMITED
                            PARTNERSHIP - XIV, a limited
                            partnership

                            By:  CARLYLE - XIV MANAGERS,
                                 INC., an Illinois corporation,
                                 General Partner

                                 By:
                                 Name:
                                 Title:


                            THE JOHN AKRIDGE COMPANY, a
                            Virginia corporation

                            By:  _______________________________
                                 John E. Akridge, III, President

                            EXISTING LIMITED PARTNERS

                            CARLYLE REAL ESTATE LIMITED
                            PARTNERSHIP - XIV, a limited
                            partnership

                            By:  CARLYLE - XIV MANAGERS,
                                 INC., an Illinois corporation,
                                 General Partner

                                 By:
                                 Name:
                                 Title:


                            VERMONT AND L LTD., a District of
                            Columbia limited partnership

                            By:  _______________________________
                                 John E. Akridge III, General
                                 Partner

                            By:  _______________________________
                                 Henry E. Bowden, General
                                 Partner

                                 __________________________________
                                 JOHN E. AKRIDGE, III

                                 __________________________________
                                 ALAN W. WASSERBACH

                                 __________________________________
                                 HENRY E. BOWDEN

                            NEWLY ADMITTED GENERAL AND
                            LIMITED PARTNER

                            TMF 1090 LLC, a Delaware limited liability company

                            By:  The Monument Fund, LLC, sole member

                                 By:   Monument Akridge, L.L.C.,
                                       managing member

                                       By:   JACo Manager, L.L.C.,
                                             managing member

                                       By:   JACo Manager, Inc. of
                                             Delaware, managing member

                                       By:
                                       Name:
                                       Title: